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                                   EXHIBIT 13
                     COMPUTATION OF PERFORMANCE QUOTATIONS
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     These  figures  are  only  intended  to  demonstrate  the  method  by which performance is calculated.

                      Computation of Performance Quotations


1.   Current Yield for the Money Market Investment Account:

     As stated in the Statement of Additional Information, current yield for the Money Market Investment Account will be based on the seven day period ending December 31, 1995, and is computed by determining the net change in the value of a hypothetical investment (exclusive of capital charges) of a pre-existing account having a balance of one Accumulation Unit at the beginning of the period [.00122658], subtracting a hypothetical charge reflecting deductions from contractowner accounts [.00026033], and dividing the difference by the value of the account at the beginning of the base period [$1.188087] to obtain the base period return [.0008132827], and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent [.000813 x 365/7] = .04240 or 4.24%.


2. Effective Yield for the Money Market Investment Account is based on the seven day period ending December 31, 1995, carried to at least the nearest hundredth of one percent, computed by determining the net change, exclusive of capital charges, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contractowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding "1", raising the sum to a power equal to 365 divided by 7, and subtracting "1" from the result, pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)365/7] -1

     Effective Yield = [(.000813 + 1)365/7] -1

     Effective Yield = [(1.000813)365/7] -1

     Effective Yield = 1.043301 - 1 = 0.04330 or 4.33%


3.   Yield Calculations

     (a)  For the Equity Investment Account:

     For the year ending December 31, 1995, yield is based on a 30 day period ending December 31, 1995, and is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on December 31, 1995, according to the following formula:

     Yield = 2[(a-b/cd +1)6 -1]

     where "a" = net investment income earned during the period attributable to shares  owned by the  Investment  Account;
     "b" = expenses  accrued for the period  (net  of  reimbursements);
     "c"  =  the average daily number of Accumulation Units outstanding during the period;  and
     "d" = the maximum offering price per Accumulation Unit on December 31, 1994.

     For the Equity Investment Account:

     According to the formula stated above, where:

     "a" = $1,500.19  "b" = $1,030.97  "c" = 165,948.550  and "d" = $1.7904

     Yield = 2[(469.22/297,116.44 + 1)**6 -1]
     Yield = 2[(1.001579246)**6 -1]
     Yield = 2[.009512966] = 0.019026 or 1.90%

     (b)  For the Bond Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $2,370.58 "b" = $497.41  "c" = 80,017.660 and "d" = $1.5995

     Yield =  2[(1,873.17/127,988.49)**6  -1]
     Yield = 2[(1.014635457)**6 -1]
     Yield = 2[.091089081] = 0.182178 or 18.22%

     (c)  For the Managed Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $1,901.34  "b" = $683.35  "c" = 111,742.950  and "d" = $1.6643

     Yield = 2[(1,217.99/185,977.59 + 1)**6 -1]
     Yield = 2[(1.006549122)**6 -1]
     Yield = 2[.039943745] = 0.079887 or 7.99%

     (d)  For the Tactical Asset Allocation Investment Account:

     According to the formula stated in 3(a) above, where:

     "a" = $273.20 "b" = $43.00 "c" = 11,803.110 and "d" = $5.2972

     Yield =  2[(230.20/62,523.13  + 1)**6 -1]
     Yield = 2[(1.00368184)**6 -1]
     Yield = 2[.02229537] = 0.044591 or 4.46%


          For the Individual Flexible Premium Deferred Variable Annuity

4. Quotations of average annual total return for an Investment Account will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


                      FOR THE YEAR ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,150; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1495 or 14.95%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $957; and n = 1
         ERV = $1,000 (1 + T)*1
         T = -0.0433 or (4.33%)

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $931; and n = 1
         ERV = $1,000(1 + T)**1
         T = -0.0693 or (6.93%)

     (d) For the Managed Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,073; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0729 or 7.29%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,044; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0437 or 4.37%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
         P = $1,000;  ERV = $1,095;  and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0953 or 9.53%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $990; and n = 1
         ERV = $1,000 (1 + T)**1
         T = -0.0105 or (1.05%)

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,070;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0702 or 7.02%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,177;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1771 or 17.71%

     (j) For the American Century VP Capital Appreciation, according to the formula expressed above, where:
          P = $1,000;  ERV = $858;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = -0.1418 or (14.18%)

     (k) For the American Century VP International, according to the formula expressed above, where:
          P = $1,000; ERV = $1,052; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0524 or 5.24%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,136;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1363 or 13.63%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,101;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1012 or 10.12%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,115;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1154 or 11.54%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,096; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0965 or 9.65%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,142; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1429 or 14.29%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.



            FOR THE FIVE YEAR PERIOD ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,900; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1370 or 13.70%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,211; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0393 or 3.91%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,072;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0140 or 1.40%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,576; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0953 or 9.53%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,677;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1089 or 10.89%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,000;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1487 or 14.87%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,692;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1109 or 11.09%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,609;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0998 or 9.98%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, wherer:
          P = $1,000;  ERV = $2,144;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1648 or 16.48%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,156;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0295 or 2.95%

     (k) For the American Century VP International Investment Account has not been in operation for the relevant time period.

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,191;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1698 or 16.98%

     (m) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,112;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1613 or 16.13%

     (o) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,569;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0943 or 9.43%


     (p) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.

       FOR THE TEN YEAR PERIOD ENDING DECEMBER 31, 1997 OR FROM INCEPTION,
                                    IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,524; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.1274 or 12.74%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,610; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0636 or 6.36%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,191; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0229 or 2.29%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,054; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0977 or 9.77%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,860;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1108 or 11.08%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $4,185; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1539 or 15.39%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,125; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0783 or 7.83%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,348;  and n = 8.3167
          ERV = $1,000 (1 + T)**8.3167
          T = 0.1081 or 10.81%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,314; and n = 5.3468
          ERV = $1,000 (1 + T)**5.3468
          T = 0.1699 or 16.99%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,973;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0703 or 7.03%

     (k) The American Century International Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,274; and n = 3.6640
          ERV = $1,000 (1 + T)**3.6640
          T = 0.0684 or 6.84%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,021;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1493 or 14.93%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,911;  and n = 2.9973
          ERV = $1,000 (1 + T)**2.9973
          T = 0.2412 or 24.12%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,158;  and n = 8.9785
          ERV = $1,000 (1 + T)**8.9785
          T = 0.1720 or 17.20%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,932; and n = 6.4597
          ERV = $1,000 (1 + T)**6.4597
          T = 0.1073 or 10.73%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,952; and n = 3.7527
          ERV = $1,000 (1 + T)**3.7527
          T = 0.1962 or 19.62%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.


     For the Individual One Year Flexible Premium Deferred Variable Annuity

5. Quotations of average annual total return for an Investment Account will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.) All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


                      FOR THE YEAR ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,188; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1879 or 18.79%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $989; and n = 1
         ERV = $1,000 (1 + T)*1
         T = -0.0115 or (1.15%)

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $962; and n = 1
         ERV = $1,000(1 + T)**1
         T = -0.0382 or (3.82%)

     (d) For the Managed Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,109; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1086 or 10.86%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,079; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0785 or 7.85%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
         P = $1,000;  ERV = $1,132;  and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1318 or 13.18%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,023; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.0225 or 2.25%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,106;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1059 or 10.59%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,216;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2163 or 21.63%

     (j) For the American Century VP Capital Appreciation, according to the formula expressed above, where:
          P = $1,000;  ERV = $887;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = -0.1133 or (11.33%)

     (k) For the American Century VP International, according to the formula expressed above, where:
          P = $1,000; ERV = $1,087; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.0874 or 8.74%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,174;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1743 or 17.43%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,138;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1378 or 13.78%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,153;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1526 or 15.26%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,133; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1330 or 13.30%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,181; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1811 or 18.11%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.



            FOR THE FIVE YEAR PERIOD ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,960; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1441 or 14.41%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,250; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0457 or 4.57%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,106;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0203 or 2.03%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,627; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1022 or 10.22%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,730;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1159 or 11.59%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,064;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1560 or 15.60%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,746;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1179 or 11.79%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,661;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1068 or 10.68%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, wherer:
          P = $1,000;  ERV = $2,213;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1722 or 17.22%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,193;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0359 or 3.59%

     (k) For the American Century VP International Investment Account has not been in operation for the relevant time period.

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,261;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1772 or 17.72%

     (m) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,179;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1686 or 16.86%

     (o) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,619;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1012 or 10.12%


     (p) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.

       FOR THE TEN YEAR PERIOD ENDING DECEMBER 31, 1997 OR FROM INCEPTION,
                                    IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,602; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.1319 or 13.19%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,659; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0678 or 6.78%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,229; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0271 or 2.71%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,117; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.1021 or 10.21%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,888;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1119 or 11.19%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $4,229; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1551 or 15.51%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,191; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0816 or 8.16%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,420;  and n = 8.3167
          ERV = $1,000 (1 + T)**8.3167
          T = 0.1121 or 11.21%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,388; and n = 5.3468
          ERV = $1,000 (1 + T)**5.3468
          T = 0.1768 or 17.68%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,991;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0713 or 7.13%

     (k) The American Century International Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,315; and n = 3.6640
          ERV = $1,000 (1 + T)**3.6640
          T = 0.0777 or 7.77%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,063;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1505 or 15.05%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,975;  and n = 2.9973
          ERV = $1,000 (1 + T)**2.9973
          T = 0.2550 or 25.50%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,245;  and n = 8.9785
          ERV = $1,000 (1 + T)**8.9785
          T = 0.1747 or 17.47%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,992; and n = 6.4597
          ERV = $1,000 (1 + T)**6.4597
          T = 0.1126 or 11.26%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,022; and n = 3.7527
          ERV = $1,000 (1 + T)**3.7527
          T = 0.2064 or 20.64%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.


 For both the Individual Flexible Premium Deferred Variable Annuity Contract and the Individual One Year Flexible Premium Deferred Variable Annuity Contract

6. Quotations of average annual total return for an Investment Accountant will be expressed in terms of the compounded rate of return of a hypothetical investment in the Investment Account for periods of one, five, and ten years, or since the Fund's inception, if less. The average annual total return for an Investment Account will be calculated pursuant to the following formula:
   P (1 +T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period, but not including the surrender charge, which is a maximum of 10% for the Individual Flexible Premium Deferred Variable Annuity Contract and 7% for the One Year Flexible Premium Deferred Variable Annuity Contract). All total return figures reflect the deduction of a proportional share of Investment Account expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                      FOR THE YEAR ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,281; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.2811 or 28.11%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,066; and n = 1
         ERV = $1,000 (1 + T)*1
         T = 0.0661 or 6.61%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,037; and n = 1
         ERV = $1,000(1 + T)**1
         T = 0.0373 or 3.73%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,196; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1956 or 19.56%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,163; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1632 or 16.32%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
         P = $1,000;  ERV = $1,221;  and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.2207 or 22.07%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
         P = $1,000; ERV = $1,103; and n = 1
         ERV = $1,000 (1 + T)**1
         T = 0.1028 or 10.28%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,193;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1927 or 19.27%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,312;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.3118 or 31.18%

     (j) For the American Century VP Capital Appreciation, according to the formula expressed above, where:
          P = $1,000;  ERV = $956;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = -0.0436 or (4.36%)

     (k) For the American Century VP International, according to the formula expressed above, where:
          P = $1,000; ERV = $1,173; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.1728 or 17.28%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,266;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2665 or 26.65%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,227;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2272 or 22.72%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,243;  and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2430 or 24.30%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,222; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2220 or 22.20%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,274; and n = 1
          ERV = $1,000 (1 + T)**1
          T = 0.2738 or 27.38%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.



            FOR THE FIVE YEAR PERIOD ENDING DECEMBER 31, 1997

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,053; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1547 or 15.47%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,309; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0553 or 5.53%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,158;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0297 or 2.97%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,702; and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1122 or 11.22%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,811;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1261 or 12.61%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,161;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1666 or 16.66%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,827;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1281 or 12.81%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,738;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1169 or 11.69%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, wherer:
          P = $1,000;  ERV = $2,341;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1854 or 18.54%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,249;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.0454 or 4.54%

     (k) For the American Century VP International Investment Account has not been in operation for the relevant time period.

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,365;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1879 or 18.79%

     (m) The Fidelity Contra Fund Investment Account has not been in operation for the relevant time period.

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,280;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1793 or 17.93%

     (o) For the Calvert Capital Accumulation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $1,694;  and n = 5
          ERV = $1,000 (1 + T)**5
          T = 0.1112 or 11.12%


     (p) The T. Rowe Price Equity Income Investment Account has not been in operation for the relevant time period.

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.

       FOR THE TEN YEAR PERIOD ENDING DECEMBER 31, 1997 OR FROM INCEPTION,
                                    IF LESS

     (a) For the Equity Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,720; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.1384 or 13.84%

     (b) For the Bond Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,735; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0740 or 7.40%

     (c) For the Money Market Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,285; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.0330 or 3.30%

     (d) For the Managed Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,215; and n = 7.7194
          ERV = $1,000 (1 + T)**7.7194
          T = 0.1085 or 10.85%

     (e) For the VIP High Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,975;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1152 or 11.52%

     (f) For the VIP Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $4,358; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1586 or 15.86%

     (g) For the VIP Overseas Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,234; and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0837 or 8.37%

     (h) For the VIP II Asset Manager Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,487;  and n = 8.3167
          ERV = $1,000 (1 + T)**8.3167
          T = 0.1158 or 11.58%

     (i) For the VIP II Index 500 Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,481; and n = 5.3468
          ERV = $1,000 (1 + T)**5.3468
          T = 0.1852 or 18.52%

     (j) For the American Century VP Capital Appreciation Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,051;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.0745 or 7.45%

     (k) The American Century International Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $1,387; and n = 3.6640
          ERV = $1,000 (1 + T)**3.6640
          T = 0.0933 or 9.33%

     (l) For the Fidelity Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,188;  and n = 10
          ERV = $1,000 (1 + T)**10
          T = 0.1540 or 15.40%

     (m) For the Fidelity Contra Fund Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $2,102;  and n = 2.9973
          ERV = $1,000 (1 + T)**2.9973
          T = 0.2812 or 28.12%

     (n) For the Alger American Growth Investment Account, according to the formula expressed above, where:
          P = $1,000;  ERV = $4,360;  and n = 8.9785
          ERV = $1,000 (1 + T)**8.9785
          T = 0.1782 or 17.82%

     (o) For the Calvert Social Mid Cap Growth Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,056; and n = 6.4597
          ERV = $1,000 (1 + T)**6.4597
          T = 0.1180 or 11.80%

     (p) For the T. Rowe Price Equity Income Investment Account, according to the formula expressed above, where:
          P = $1,000; ERV = $2,132; and n = 3.7527
          ERV = $1,000 (1 + T)**3.7527
          T = 0.2235 or 22.35%

     (q) The PBHG Growth Investment Account has not been in operation for the relevant time period.

     (r) The PBHG Technology and Communication Investment Account has not been in operation for the relevant time period.